UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 1, 2022

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01        Changes in Registrant’s Certifying Accountant

Home Federal Bancorp, Inc. of Louisiana (the “Company”) was notified that Dixon Hughes Goodman LLP (“DHG”), the Company’s independent registered public accounting firm, merged with BKD, LLP (“BKD”) on June 1, 2022. The combined practice now operates under the name FORVIS, LLP (“FORVIS”). FORVIS, as the successor by merger to DHG, became the Company's independent registered public accounting firm.

This change in auditors is a result of DHG and BKD’s merger and is not attributable to DHG’s resignation or dismissal. DHG did not report on the financial statements of the Company for the fiscal years ended June 30, 2021 or 2020. During the fiscal year ending June 30, 2022, there have been no "disagreements" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with DHG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DHG would have caused DHG to make reference thereto in its report on the consolidated financial statements for the fiscal year ending June 30, 2022. During the fiscal year ending June 30, 2022, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided FORVIS with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that FORVIS furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not FORVIS agrees with the statements related to them made by the Company in this report. A copy of FORVIS’s letter to the SEC dated June 2, 2022 is attached as Exhibit 16.1 to this report.

Item 9.01        Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)       Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description
16.1	Letter from FORVIS, LLP to the Securities and Exchange Commission, dated June 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: June 2, 2022	By:	/s/Glen W. Brown
Glen W. Brown
Senior Vice President and Chief Financial Officer